SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2007

Morgan Stanley
(Exact Name of Registrant
as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11758 (Commission File Number)	36-3145972 (IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

   Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On January 22, 2007, Morgan Stanley (the “Company”) amended Section 3.02 of its Amended and Restated Bylaws (the “Bylaws”), effective immediately, to provide that each director will be elected by the vote of the majority of the votes cast with respect to that director’s election or, if the number of nominees exceeds the number of directors to be elected, the vote of a plurality of the votes cast. For these purposes, the majority of the votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker nonvotes” not counted as a vote cast either “for” or “against” that director’s election).

     A copy of the Bylaws is attached as Exhibit 3 to this Form 8-K and is incorporated herein by reference in its entirety.

   Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

Exhibit Number	Description

3	Amended and Restated Bylaws of the Company, as amended to date.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY
(Registrant)

Date:	January 24, 2007	By:	/s/ William J. O’Shaughnessy, Jr.

			Name:	William J. O’Shaughnessy, Jr.
			Title:	Assistant Secretary